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                                                     PROSPECTUS SUPPLEMENT

                                                     October 31, 2005

[sidebar]
Supplement dated
October 31, 2005 to
the Prospectus dated
April 29, 2005 of:

FOCUS EQUITY PORTFOLIO
[text]

Morgan Stanley Institutional Fund, Inc.

SHAREHOLDER MEETING. On October 27, 2005 the Board of Directors of Morgan Stanley Institutional Fund, Inc., on behalf of its Focus Equity Portfolio ("Portfolio"), approved the submission of a proposal to shareholders to change the Portfolio from a diversified to a non-diversified fund. It is anticipated that a meeting of shareholders will be held on or about January 24, 2006 to vote on the proposal. Shareholders of record on November 11, 2005 are entitled to vote at the meeting. It is anticipated that a proxy statement will be mailed to record date shareholders in November 2005. The proxy statement will set forth the reason for the change as well as information explaining the difference between a diversified and a non-diversified fund.

















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.